                            IMS HEALTH INCORPORATED

             OFFER TO EXCHANGE 0.309 SHARES OF COGNIZANT TECHNOLOGY
                 SOLUTIONS CORPORATION CLASS B COMMON STOCK FOR
               EACH SHARE OF IMS HEALTH INCORPORATED COMMON STOCK
                   UP TO AN AGGREGATE OF 36,540,129 SHARES OF
                            IMS HEALTH COMMON STOCK
                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     This Notice of Guaranteed Delivery or one substantially similar hereto must be used to participate in the exchange offer of IMS Health Incorporated, as set forth in the offering circular-prospectus dated January 9, 2003 (the "Offering Circular-Prospectus") and the accompanying Letter of Transmittal, if (1) your stock certificate(s) representing shares of IMS Health common stock are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis or (3) you cannot deliver the certificates(s) and all other required documents to American Stock Transfer & Trust Company, the exchange agent, prior to the expiration date (as defined in the Offering Circular-Prospectus). You may deliver this Notice of Guaranteed Delivery by hand, facsimile transmission or mail to the exchange agent. For more details see the section entitled "The Exchange Offer -- Guaranteed Delivery Procedure" in the Offering Circular-Prospectus.

     The Depository for the exchange offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          BY MAIL:                        BY HAND:                 BY OVERNIGHT DELIVERY:
          --------                        --------                 ----------------------
  AMERICAN STOCK TRANSFER &       AMERICAN STOCK TRANSFER &       AMERICAN STOCK TRANSFER &
        TRUST COMPANY                   TRUST COMPANY                   TRUST COMPANY
       59 Maiden Lane                  59 Maiden Lane                 Operations Center
         Plaza Level                     Plaza Level                  6201 15th Avenue
  New York, New York 10038        New York, New York 10038        Brooklyn, New York 11219
                                                                   Attn: Reorg Department

                                 BY FACSIMILE TRANSMISSION:
                                -----------------------------
                                 (for Eligible Institutions
                                            only)
                                  (718) 234-5001 Confirm by
                                  Telephone:(718) 921-8200

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible institution" under the Instructions thereto, such signature guarantee must appear in Section III of the Letter of Transmittal.

     BY EXECUTING THIS NOTICE OF GUARANTEED DELIVERY, YOU ARE GUARANTEEING THAT THE SHARES OF IMS HEALTH COMMON STOCK LISTED ON THIS NOTICE WILL IN FACT BE DELIVERED TO THE EXCHANGE AGENT NO LATER THAN 5:00 P.M. NEW YORK CITY TIME, ON THE THIRD NEW YORK STOCK EXCHANGE TRADING DAY AFTER THIS NOTICE OF GUARANTEED DELIVERY IS DELIVERED TO THE EXCHANGE AGENT. FAILURE TO DELIVER STOCK CERTIFICATE(S) OR COMPLETE BOOK-ENTRY TRANSFER OF SUCH SHARES OF IMS HEALTH COMMON STOCK BY SUCH TIME COULD RESULT IN FINANCIAL LOSS TO THE ELIGIBLE INSTITUTION MAKING THIS GUARANTEE.

Ladies and Gentlemen:

     I hereby tender to IMS Health Incorporated the shares of IMS Health common stock listed below, upon the terms of and subject to the conditions set forth in the Offering Circular-Prospectus and the related Letter of Transmittal and the Participation Instructions thereto, receipt of which I hereby acknowledge, pursuant to the guaranteed delivery procedures set forth in the Offering Circular-Prospectus.

CERTIFICATE NO.                                 NUMBER OF SHARES
---------------                                 ----------------
--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------
      The Book-Entry Transfer Facility                           Sign Here
Account Number (if the shares of IMS Health     --------------------------------------------
common stock will be tendered by book-entry
                 transfer)

--------------------------------------------    --------------------------------------------
               ACCOUNT NUMBER                                   SIGNATURE(S)

--------------------------------------------    --------------------------------------------
              NUMBER OF SHARES                         NUMBER AND STREET OR P.O. BOX

          Dated ____________, 2003
                                                --------------------------------------------
                                                           CITY, STATE, ZIP CODE

                                    ODD-LOTS

     This section is to be completed only if shares of IMS Health common stock are being tendered by or on behalf of a person owning beneficially less than 100 shares of IMS Health common stock. Check one:

     [ ] I beneficially own less than 100 shares of IMS Health common stock, all of which are being tendered, or

     [ ] I am a broker, dealer, commercial bank, trust company or other nominee who (1) is tendering for the beneficial owners thereof, shares of IMS Health common stock with respect to which I am the record owner, and
         (2) believes, based upon representations made to me by each such beneficial owner, that such owner owns beneficially less than 100 shares of IMS Health common stock and is tendering all such shares.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, (a) represents and guarantees that the above-named person(s) "own(s)" the shares of IMS Health common stock tendered hereby within the meaning of Rule 14e-4 of the Securities Exchange Act of 1934, as amended, (b) represents and guarantees that the tender of such shares of IMS Health common stock complies with Rule 14e-4, and (c) guarantees delivery to the exchange agent of certificates for the shares of IMS Health common stock tendered hereby, in proper form for transfer, or delivery of such shares of IMS Health common stock pursuant to procedures for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal and any other required documents, unless an agent's message is used, all within three New York Stock Exchange trading days after the date hereof.

                             ---------------------------------------------------
                             FIRM NAME PRINT

                             ---------------------------------------------------
                             AUTHORIZED SIGNATURE

                             ---------------------------------------------------
                             ADDRESS

                             ---------------------------------------------------
                             CITY, STATE, ZIP CODE

                             ---------------------------------------------------
                             AREA CODE AND TELEPHONE NUMBER

Dated ________, 2003

DO NOT SEND CERTIFICATES(S) OR ANY OTHER REQUIRED DOCUMENT WITH THIS FORM. THEY
 SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT (UNLESS A
                     BOOK-ENTRY TRANSFER FACILITY IS USED).

                                        3